UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
__________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 4, 2024

Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6465 South Rainbow Boulevard
Las Vegas, Nevada 89118
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BYD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2024, the Board of Directors (the "Board") of Boyd Gaming Corporation (the "Company") appointed Michael A. Hartmeier as a member of the Board, effective on that date. In connection with Mr. Hartmeier’s appointment, the Board increased its size from eight to nine members, with six of those members, including Mr. Hartmeier, qualifying as independent under the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

The Board has appointed Mr. Hartmeier to serve on the Audit Committee of the Board, and determined that Mr. Hartmeier is an "audit committee financial expert" as defined in Securities and Exchange Commission ("SEC") rules.

Mr. Hartmeier will be paid compensation as a director as described in the Company’s definitive proxy statement filed with the SEC on March 22, 2024, under the heading "Director Compensation", which description is incorporated herein by reference.

No family relationship exists between Mr. Hartmeier and any of the Company’s directors or executive officers. There are no related-party transactions in which Mr. Hartmeier or any of his immediate family members has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01.      Regulation FD Disclosure.

On June 10, 2024, the Company issued a press release announcing the appointment of Mr. Hartmeier. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K and the accompanying Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated June 10, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2024	BOYD GAMING CORPORATION
By: /s/ Lori M. Nelson
Lori M. Nelson
Senior Vice President Financial Operations and Reporting and Chief Accounting Officer

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